4871-0502-9937.v2 COMMON STOCK REPURCHASE AGREEMENT THIS COMMON STOCK REPURCHASE AGREEMENT (the “Agreement”) is entered into as of September 08, 2022, by and between A10 Networks, Inc., a Delaware corporation (the “Company”), and those stockholders set forth on Exhibit A hereto (each. a “Stockholder” and collectively, the “Stockholders”). RECITALS WHEREAS, the Stockholders hold shares of the Company’s common stock (the “Common Stock”); and WHEREAS, the Stockholders desire to sell, and the Company desires to repurchase, an aggregate of 3,500,000 shares of Common Stock (the “Shares”) on the terms and subject to the conditions set forth in this Agreement (the “Repurchase”): NOW, THEREFORE, in consideration of the promises, covenants and agreements herein contained, the parties agree as follows: AGREEMENT SECTION 1. REPURCHASE OF SHARES FOR CASH. 1.1 Repurchase. At the Closing (as defined below), the Company hereby agrees to repurchase from the Stockholders, and each of the Stockholder hereby agrees to sell, assign and transfer to the Company, all of the Stockholder’s right, title and interest in and to the Shares at the per Share price of $12.75, for an aggregate repurchase price of $44,625,000.00 (the “Repurchase Amount”), with each Stockholder selling the number of shares designated next to such Stockholder’s name on Exhibit A hereto (for the applicable repurchase price noted therein). Each Stockholder shall complete and execute a Transfer Request Form, bearing an appropriate medallion signature guarantee (only if required by the Company’s transfer agent), in a form mutually agreed to by the parties hereto (the “Transfer Request Form”), and at the Closing shall deliver the Transfer Request Form. The Repurchase Amount shall be paid at the Closing by wire transfer of immediately available funds to an account or accounts to be designated by the Stockholders. 1.2 Closing. The closing of the Repurchase (the “Closing”) shall take place at the offices of the Company, 2300 Orchard Parkway, San Jose, California on the date hereof, or at such other time and place as the parties hereto shall mutually agree. The obligations of the Company to repurchase the Shares in the Repurchase shall be subject to the accuracy of the representations and warranties on the part of each of the Stockholders contained herein as of the date hereof and as of the date of the Closing and to the performance by each of the Stockholders of its obligations hereunder. The obligations of each Stockholder to sell the Shares in the Repurchase shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and as of the date of the Closing and to the performance by the Company of its obligations hereunder. 1.3 Termination of Rights as the Stockholder. Upon payment of the Repurchase Amount and completion of the Repurchase in accordance with the terms of this Agreement, the Shares shall cease to be outstanding for any and all purposes, and the Stockholders shall no longer have any rights as a holder of the Shares, including any rights that each of the Stockholders may have had under the Company’s Certificate of Incorporation or otherwise as a holder of the Shares. SECTION 2. STOCKHOLDER REPRESENTATIONS AND WARRANTIES. In connection with the transactions provided for hereby, each of the Stockholders hereby represents and warrants to the Company as follows: 2.1 Ownership of Shares. Such Stockholder has good and valid right, title and interest (legal and beneficial) in and to all of the Shares set forth next to such Stockholder’s name on Exhibit A hereto, free and clear of all liens, pledges, security interests, charges, claims, equity or encumbrances of any kind. Upon paying for the Shares DocuSign Envelope ID: 781C72D0-64DE-4C9B-B9F2-8AD8BAAA0A55

4871-0502-9937.v2 in accordance with this Agreement, the Company will acquire good and valid title to the Shares, free and clear of all liens, pledges, security interests, charges, claims, equity or encumbrances of any kind. 2.2 Authorization. Such Stockholder has all necessary right, capacity, power and authority to execute, deliver and perform such Stockholder’s obligations under this Agreement and all agreements, instruments and documents contemplated hereby and to sell and deliver the Shares being sold hereunder, and this Agreement constitutes a valid and binding obligation of such Stockholder. 2.3 No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach by such Stockholder of, or constitute a default by such Stockholder under, any agreement, instrument, decree, judgment or order to which such Stockholder is a party or by which such Stockholder may be bound. 2.4 Experience and Evaluation. By reason of such Stockholder’s business or financial experience or the business or financial experience of such Stockholder’s professional advisers who are unaffiliated with the Company and who are not compensated by the Company, such Stockholder has the capacity to protect such Stockholder’s own interests in connection with the sale of the Shares to the Company. Such Stockholder is capable of evaluating the potential risks and benefits of the sale hereunder of the Shares. Such Stockholder is sophisticated and capable of understanding and appreciating, and does understand and appreciate, that future events may occur that result in an increased value of the Shares owned by such Stockholder, and that such Stockholder would be deprived of the opportunity to participate in any gain that might have resulted if such Stockholder had not transferred the Shares owned by such Stockholder to the Company hereunder. 2.5 Access to Information. Such Stockholder represents that such Stockholder has access to and has carefully reviewed the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, all subsequent public filings of the Company with the Securities and Exchange Commission, other publicly available information regarding the Company, and such other information that it and its advisers deem necessary to make its decision to sell the Shares to the Company. Such Stockholder further represents that such Stockholder has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects and financial condition of the Company and to seek from the Company such additional information as such Stockholder has deemed necessary. 2.6 Tax Matters. Such Stockholder has had an opportunity to review with such Stockholder’s tax advisers the federal, state, local and foreign tax consequences of the Repurchase and the transactions contemplated by this Agreement. Such Stockholder is relying solely on such advisers and not on any statements or representations of the Company or any of its agents. Such Stockholder understands that such Stockholder (and not the Company) shall be responsible for such Stockholder’s tax liability and any related interest and penalties that may arise as a result of the transactions contemplated by this Agreement. 2.7 Finders. Such Stockholder has not engaged any investment banker, broker, or finder in connection with the transactions contemplated hereunder, and no broker’s or similar fee is payable by such Stockholder or any of its affiliates in connection with the transfer of the Shares owned by such Stockholder hereunder. 2.8 Stabilization Activity. Such Stockholder has not taken, directly or indirectly, any action designed to, or that would constitute or might reasonably be expected to cause or result in, under the Securities Exchange Act of 1934, as amended (and the rules and regulations promulgated thereunder) (the “Exchange Act”) or otherwise, stabilization or manipulation of the price of any security of the Company in connection with the transfer of the Shares owned by such Stockholder hereunder. 2.9 Certain Information. Such Stockholder acknowledges and understands that (i) the Company possesses material nonpublic information not known to such Stockholder that may impact the value of the Common Stock (the “Information”), and that the Company is not disclosing the Information to such Stockholder. Such Stockholder understands, based on its experience, the disadvantage to which such Stockholder is subject due to the disparity of information between such Stockholder and the Company. Notwithstanding such disparity, such Stockholder has deemed it appropriate to enter into this Agreement and to consummate the repurchase of the Shares. Such Stockholder agrees that none of the Company, its affiliates, stockholders, directors, employees and agents shall DocuSign Envelope ID: 781C72D0-64DE-4C9B-B9F2-8AD8BAAA0A55

4871-0502-9937.v2 have liability to such Stockholder or its agents, grantors or beneficiaries, whatsoever due to or in connection with the Company’s use or non-disclosure of the Information or otherwise as a result of the repurchase of the Shares, and such Stockholder hereby irrevocably waives any claim that it might have based on the failure of the Company to disclose the Information. SECTION 3. COMPANY REPRESENTATIONS AND WARRANTIES; COMPANY COVENANTS. In connection with the transactions provided for hereby, the Company represents and warrants to the Stockholders as follows: 3.1 Organization. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. 3.2 Authorization. The Company has all necessary power and authority to execute, deliver and perform the Company’s obligations under this Agreement and all agreements, instruments and documents contemplated hereby and to purchase the Shares being sold hereunder, and this Agreement constitutes a valid and binding obligation of the Company. 3.3 No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) will not result in a breach by the Company of, or constitute a default by the Company under, any agreement, instrument, decree, judgment or order to which the Company is a party or by which the Company may be bound, and (ii) will not result in a breach or violation of any law, rule or regulation applicable to the Company, including the Securities Act of 1933, as amended (and the rules and regulations promulgated thereunder) (the “Securities Act”), the Exchange Act, and the rules and regulations of the New York Stock Exchange. 3.4 No Consents. No consent, approval, authorization, filing, order, registration or qualification of or with any court or governmental or regulatory agency or body is required in connection with the transactions contemplated hereby, other than as may be required under the Exchange Act. 3.5 Brokers. No broker or finder has acted for the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions. 3.6 Sufficient Funds. At the Closing, the Company will have sufficient funds available to deliver the Repurchase Amount in full and to consummate the transactions contemplated hereby. SECTION 4. ADJUSTMENTS. Whenever a particular number is specified herein, including, without limitation, the number of shares or price per share, such number shall be adjusted to reflect any stock dividends, stock splits, reverse stock splits, combinations or other reclassifications of stock or any similar transactions and appropriate adjustments shall be made with respect to the relevant provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the Company and the Stockholders under this Agreement. SECTION 5. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. SECTION 6. GOVERNING LAW. DocuSign Envelope ID: 781C72D0-64DE-4C9B-B9F2-8AD8BAAA0A55

4871-0502-9937.v2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except the choice-of-law provisions thereof. SECTION 7. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF THEM. No party to this Agreement will seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. SECTION 8. SPECIFIC PERFORMANCE. Each party to this Agreement acknowledges and agrees that money damages would not be a sufficient remedy for any breach (or threatened breach) of this Agreement by it and that, in the event of any breach or threatened breach of this Agreement, (a) the party seeking specific performance will be entitled to injunctive and other equitable relief, without proof of actual damages; (b) the party against whom specific performance is sought will not plead in defense that there would be an adequate remedy at law; and (c) the party against whom specific performance is sought agrees to waive any applicable right or requirement that a bond be posted. Such remedies will not be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies available at law or in equity. SECTION 9. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof, except as expressly referred to herein. SECTION 10. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the Stockholders and the Company. SECTION 11. FURTHER ACTION. Each party hereto agrees to execute any additional documents and to take any further action as may be necessary or desirable in order to implement the transactions contemplated by this Agreement. SECTION 12. SURVIVAL. The representations and warranties herein shall survive the Closing. SECTION 13. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. SECTION 14. NOTICES. DocuSign Envelope ID: 781C72D0-64DE-4C9B-B9F2-8AD8BAAA0A55

4871-0502-9937.v2 All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile or electronic mail, if sent during normal business hours of the recipient or, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 14). SECTION 15. REPRESENTATION BY COUNSEL. Each of the parties to this Agreement acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party to this Agreement and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts of this Agreement exchanged among the parties to this Agreement will be deemed the work product of all of the parties to this Agreement and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is expressly waived by each of the parties to this Agreement, and any controversy over interpretations of this Agreement will be decided without regard to events of drafting or preparation. SECTION 16. COUNTERPARTS. This Agreement and any amendments to this Agreement may be executed in one or more textually-identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties to this Agreement and delivered to the other parties to this Agreement, it being understood that all parties to this Agreement need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party to this Agreement may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party to this Agreement forever waives any such defense, except to the extent such defense relates to lack of authenticity. [Remainder of this page is intentionally left blank; Signature Pages Follow] DocuSign Envelope ID: 781C72D0-64DE-4C9B-B9F2-8AD8BAAA0A55

4871-0502-9937.v2 IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the day and year first above written. COMPANY: A10 NETWORKS, INC. By Name: Title: STOCKHOLDERS Summit Partners Growth Equity Fund VIII-A, L.P. By: Summit Partners GE VIII, L.P. Its General Partner By: Summit Partners GE VIII, LLC Its General Partner By: Name: Scott C. Collins Title: Member Summit Partners Growth Equity Fund VIII-B, L.P. By: Summit Partners GE VIII, L.P. Its General Partner By: Summit Partners GE VIII, LLC Its General Partner By: Name: Scott C. Collins Title: Member DocuSign Envelope ID: 781C72D0-64DE-4C9B-B9F2-8AD8BAAA0A55 Dhrupad Trivedi CEO

4871-0502-9937.v2 Summit Investors I, LLC By: Summit Investors Management, LLC Its Manager By: Summit Master Company, LLC Its Manager By: Name: Scott C. Collins Title: Member Summit Investors I (UK), L.P. By: Summit Investors Management, LLC Its General Partner By: Summit Master Company, LLC Its Manager By: Name: Scott C. Collins Title: Member Address for each Stockholder: 222 Berkeley St, 18th Floor Boston, MA 02116 DocuSign Envelope ID: 781C72D0-64DE-4C9B-B9F2-8AD8BAAA0A55

4871-0502-9937.v2 EXHIBIT A STOCKHOLDERS Name of Stockholder Shares Purchase Price Summit Partners Growth Equity Fund VIII-A, L.P. 2,551,588 $32,532,747.00 Summit Partners Growth Equity Fund VIII-B, L.P. 932,181 $11,885,307.75 Summit Investors I, LLC 14,919 $190,217.25 Summit Investors I (UK), L.P. 1,312 $16,728.00 Total 3,500,000 $44,625,000.00 DocuSign Envelope ID: 781C72D0-64DE-4C9B-B9F2-8AD8BAAA0A55